UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Oshkosh Corporation January 12, 2012

Forward-Looking Statements This presentation contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the expected level and timing of DoD procurement of products and services and funding thereof, including the impact of the DoD’s allocation of certain tires which will restrict and delay certain FHTV sales; risks related to reductions in government expenditures in light of U.S. defense budget pressures and an uncertain DoD tactical wheeled vehicle strategy; the cyclical nature of the Company’s access equipment, commercial and fire & emergency markets, especially during periods of global economic uncertainty, lower municipal spending and tight credit markets; the Company’s ability to produce vehicles under the FMTV contract at targeted margins; the duration of the ongoing global economic weakness, which could lead to additional impairment charges related to many of the Company’s intangible assets and/or a slower recovery in the Company’s cyclical businesses than equity market expectations; the potential for the U.S. government to competitively bid the Company’s Army and Marine Corps contracts; the consequences of financial leverage, which could limit the Company’s ability to pursue various opportunities; increasing commodity and other raw material costs, particularly in a sustained economic recovery; the ability to pass on to customers price increases to offset higher input costs; risks related to costs and charges as a result of facilities consolidation and alignment, including that anticipated cost savings may not be achieved; risks related to the collectability of receivables, particularly for those businesses with exposure to construction markets; the cost of any warranty campaigns related to the Company’s products; risks related to production or shipment delays arising from quality or production issues; risks associated with international operations and sales, including foreign currency fluctuations and compliance with the Foreign Corrupt Practices Act; the potential for increased costs relating to compliance with changes in laws and regulations; risks related to disruptions in the Company’s distribution networks; risks related to a proxy fight and other actions of activist shareholders; and the Company’s ability to successfully execute on its strategic road map and meet its long-term financial goals. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed November 16, 2011. The Company assumes no obligation, and disclaims any obligation, to update information contained in this presentation. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all. All operating results included in this presentation reflect results from continuing operations only. 2

Winning Business and Effecting Change Through the Downturn

FY2009	FY2010	FY2011
Won M-ATV contract – $5.8 billion in sales through FY2011 with potential for over $2 billion additional orders	Delivered life-saving M-ATV units and initiated FMTV production	Developed MOVE strategy with a globally recognized consultant to drive value for all shareholders
Won FMTV contract – currently 18,700 trucks and 8,000 trailers under contract	Launched Global Striker aircraft rescue and firefighting ("ARFF") unit	Developed light combat tactical all-terrain vehicle ("L-ATV") – next generation of light combat vehicles
Cut $200 million in overhead and operating expenses – including closure of 3 manufacturing facilities	Began production at Tianjin, China facility – low-cost country manufacturing	Created tactical armor protected vehicle ("TAPV") – M-ATV variant for Canada
Won New York City refuse collection vehicle ("RCV") business – key new customer	Developed Light Combat Tactical Vehicle ("LCTV")	Pierce launched the Dash CF™- cab forward design that adds significant cab space, enhances safety and improves serviceability
Sold Geesink Norba Group, European RCV company	Launched the Oshkosh Operating System to drive lean faster throughout the corporation	Closed 9 manufacturing facilities as part of restructuring activities; expected to generate $33 million in savings by FY2013
Opened/expanded sales & service operations globally – Singapore, Australia, Brazil, India	Opened customer-facing offices at Quantico, Virginia and Warren, Michigan	Ramped-up FMTV truck and trailer production
JLG introduced 110 ft shipyard boom, new military telehandler and 3 new European CAT telehandler models	Opened new manufacturing facility in London, Ontario Canada; expanded JLG production in Medias, Romania	Started production of concrete mixers and batch plants at Brazil joint venture
Completed the Global Technology Center	Sold BAI, Italian fire truck company	Created TAK-4i – next generation of OSK's patented independent suspension
Awarded contracts for TAK-4 under competitor mine resistant ambush protected ("MRAP") units - to improve mobility of competitor vehicles	Closed 5 manufacturing facilities as part of restructuring activities	Developed M-ATV underbody improvement kit ("UIK") – received orders to date for more than 8,100 kits – solution to address increased threat levels
McNeilus introduced industry's first compressed natural gas-fueled ("CNG") concrete mixers	$500 million senior notes offering – extending maturities to 2017 and 2020	Awarded FHTV bridge contract through 2014
Started deliveries of the Pierce Ultimate Configuration ("PUC") fire truck	Opened sales office in Russia	Introduced JLG 150 ft boom, the largest self-propelled telescopic lift
Successful equity offering raising net proceeds of $358 million	Debt reduction of $736 million	Debt reduction of $242 million
Debt reduction of $1.0 billion[1]		

[1] 31-Mar-2008 through 30-Sep-2009

MISSION DRIVEN: *To Move the World at Work*

OSHKOSH

3

Mr. Icahn stated that our Board members lack expertise in key areas of our business In addition to their experience gained as a director at Oshkosh, our Board members have more experience in our businesses than the Icahn nominees Mr. Icahn’s Assertions About Our Board Are Misleading 4 Skills & Experience Identified by Mr. Icahn Directors Icahn Is Looking To Replace Other Oshkosh Board Members International Businesses Grebe, Hempel, Medvin, Mosling, Sim, Szews Donnelly, Hamilton, Kenne, Omtvedt, Palmer, Shiely, Wallace Specialty Vehicle & Fire Apparatus Manufacturing Mosling, Sim, Szews Donnelly, Hamilton, Shiely, Wallace Commercial Vehicle Manufacturing Mosling, Szews Donnelly, Hamilton Developing M&A Strategies Grebe, Hempel, Medvin, Mosling, Sim, Szews Donnelly, Hamilton, Kenne, Omtvedt, Shiely Business Turnaround Grebe, Hempel, Sim, Szews Donnelly, Omtvedt Building Strong Management Team Grebe, Hempel, Medvin, Mosling, Sim, Szews Donnelly, Hamilton, Kenne, Omtvedt, Palmer, Shiely, Wallace Strong Financial / Investing Hempel, Medvin, Sim, Szews Donnelly, Hamilton, Omtvedt, Palmer Defense Grebe, Mosling, Szews Hamilton, Kenne, Wallace Construction Mosling, Sim, Szews Omtvedt Our 6 current and former CFOs provide financial and audit expertise, scrutiny of financial performance and strategic alternatives, and heightened management oversight